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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 VELOCITA CORP.
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  June 8, 2001
                          ----------------------------
                Date of report (Date of earliest event reported)

                                 Velocita Corp.
             (exact name of registrant as specified in its charter)

           DELAWARE                       333-39646               52-2197932
     --------------------           --------------------     ----------------------
(State or other jurisdiction of    Commission File Number    (I.R.S. Employer
incorporation or organization)                                Identification Number)

             1800 Alexander Bell Drive, 4th Floor, Reston, VA 20191
        -----------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (703) 262-7200
        -----------------------------------------------------------------
              (Registrant's telephone number, including area code)


        -----------------------------------------------------------------
         (Former name or former address, if changed since last report.)

================================================================================



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ITEM 5.  OTHER EVENTS.

         On June 8, 2001, Velocita Corp. (the "Company") notified the holders of warrants issued pursuant to the Warrant Agreement dated May 10, 2000 by and between the Company and United States Trust Company of New York (the "Warrant Agreement") that the Company was not required to issue additional warrants exercisable for 2,765,432 shares of the Company's common stock in accordance with the terms of the Warrant Agreement. The announcement followed a determination by the Company's Board of Directors, made in accordance with the provisions of the Warrant Agreement, that the preferred equity investment in the Company by Cisco Systems, Inc. on May 24, 2001 was a Qualified Issuance.

         A copy of the notice to the warrant holders has been filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) and (b)  None.

The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

99.1         Notice of the Company dated June 8, 2001.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          VELOCITA CORP.




                                          By:   /s/  DAVID L. TAYLOR
                                                ----------------------------
                                                Name:    David L. Taylor
                                                Title:   Chief Financial Officer

Date: June 8, 2001


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                                  EXHIBIT INDEX


EXHIBIT NO.       DOCUMENT DESCRIPTION

99.1              Notice dated June 8,  2001.